TITAN FINANCIAL SERVICES FUND
                   SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                        SUPPLEMENT DATED AUGUST 14, 2001
                       TO PROSPECTUS DATED AUGUST 28, 2000

Effective August 14, 2001, American Data Services, Inc. will be relocating the Transfer Agency operations to Omaha, Nebraska. Fund operations will not be affected in any way. However, all correspondence, purchases by check and written redemption requests should be mailed to the address noted below.

Titan Financial Services Fund
c/o American Data Services, Inc.
Post Office Box 542007
Omaha, NE 68154-1952

The Transfer Agent's toll-free telephone number is 1-866-811-0222.

Payments by wire transfer should be forwarded to the address noted below:

First National Bank of Omaha
Omaha, NE
ABA Routing # 104000016
Titan Financial Services Fund
DDA Account # 11287566
Account name (shareholder name)
Shareholder account number